UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2024

Commission File No. 000-55000

EARTH SCIENCE TECH, INC.

(Exact name of registrant as specified in its charter)

florida	80-0961484
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8950 SW 74th CT

Suite 1401

Miami, FL 33156, USA

(Address of principal executive offices, zip code)

(305) 724-5684

(Registrant’s telephone number, including area code)

8950 SW 74th CT

Suite 101

Miami, FL 33156, USA

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value	ETST	Over the Counter Bulletin Board

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d) Election of Directors

On December 26, 2024, a majority of shareholders of Earth Science Tech, Inc., a Florida Corporation (the “Company”), acting by written consent without a meeting, approved the expansion of the Company’s Board of Directors from five to seven members. In connection with this action, Ernesto L. Flores and Victoria Losada were elected as new members of the Board. As part of their appointment, both Flores and Losada will receive compensation of four thousand dollars for each Board meeting attended.

On December 27, 2024, the Company’s Board of Directors established a Compensation Committee and appointed Ernesto L. Flores as its chair. The committee will also include Emiliano Curia, MD, and Victoria Losada. Additionally, the Board elected Ernesto L. Flores to the Audit Committee, succeeding Mario G. Tabraue. The Audit Committee now consists of Jeff P.H. Cazeau, Emiliano Curia, MD, and Ernesto L. Flores.

Item 5.02(e) Compensatory Arrangements of Certain Officers

On December 30, 2024, the Company’s CEO and COO amended the Employment Agreement originally dated August 26, 2024. Under the amended terms, the CEO will receive a monthly salary of two hundred thousand dollars, and the COO will receive a monthly salary of one hundred fifty thousand dollars, effective January 1, 2025. In addition to their base salaries and in lieu of stock compensation (which the Company does not offer), both the CEO and COO will be eligible for quarterly performance bonuses. The CEO will receive a bonus equal to ten percent of the Company’s revenue for the preceding quarter, while the COO will receive a bonus equal to seven percent. These bonuses are contingent upon the Company’s assets increasing by at least five percent quarter-over-quarter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTH SCIENCE TECH, INC.

Dated: December 30, 2024	By:	/s/ Giorgio R. Saumat
Giorgio R. Saumat
	Its:	CEO and Chairman of the Board